SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 8, 2010

LEXINGTON REALTY TRUST
(Exact Name of Registrant as Specified in Its Charter)

Maryland	1-12386	13-3717318
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Penn Plaza, Suite 4015, New York, New York	10119-4015
(Address of Principal Executive Offices)	(Zip Code)

(212) 692-7200
(Registrant's Telephone Number, Including Area Code)

______________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions

___           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

___           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05.                      Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics

Attached is our Amended and Restated Code of Business Conduct and Ethics, which we refer to as the Code.  The Code was updated (1) for the implementation of an outsourced compliance hotline and (2) to include the complaint procedures for auditing and accounting matters, which was previously a separate policy.

Together with the Board of Trustees committee charters and our Corporate Governance Guidelines, the Code (which is attached as Exhibit 14.1 to this Current Report on Form 8-K and incorporated by reference herein) may be found on our internet website at www.lxp.com under the Investor Relations/Corporate Governance section.  Information contained on our internet website or on the website of any other person is not incorporated by reference into this Current Report on Form 8-K.

Item 9.01.                      Financial Statements and Exhibits.

(d)         Exhibits

14.1	Amended and Restated Code of Business Conduct and Ethics

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lexington Realty Trust

Date: December 8, 2010	By: /s/ T. Wilson Eglin
T. Wilson Eglin
Chief Executive Officer

Exhibit Index

14.1	Amended and Restated Code of Business Conduct and Ethics